Exhibit 24.1

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ Richard J. Giromini
Richard J. Giromini
Chief Executive Officer and Director
February 24, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ Jeffery L. Taylor
Jeffery L. Taylor
Senior Vice President and Chief
Financial Officer
February 24, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ Dr. Martin C. Jischke
Dr. Martin C. Jischke
Director
February 27, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ James D. Kelly
James D. Kelly
Director
February 25, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ John E. Kunz
John E. Kunz
Director
February 27, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ Larry J. Magee
Larry J. Magee
Director
February 27, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as her true and lawful agents and attorneys-in-fact, with full power of substitution, for her in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ Ann D. Murtlow
Ann D. Murtlow
Director
February 24, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ Scott K. Sorensen
Scott K. Sorensen
Director
February 24, 2017

POWER OF ATTORNEY

WABASH NATIONAL CORPORATION

The undersigned hereby constitutes and appoints Richard J. Giromini, Jeffery L. Taylor and Brent L. Yeagy, and each of them acting individually, as his true and lawful agents and attorneys-in-fact, with full power of substitution, for him in any and all capacities, with full power and authority in said agents and attorneys-in-fact, to sign an automatic shelf registration statement on Form S-3 of Wabash National Corporation (the “Corporation”) relating to the registration for offer and sale by the Corporation of an unlimited amount of its securities to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, granting unto said agents and attorneys-in-fact, with full power to each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, or their substitutes, as herein authorized.

By:	/s/ Brent L. Yeagy
Brent L. Yeagy
Director
February 24, 2017